UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 2, 2006
Date of Report (Date of earliest event reported)

NORD RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-26407	85-0212139
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1 West Wetmore Road, Suite 203
Tucson, Arizona	85705
(Address of principal executive offices)	(Zip Code)

520-292-0266
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item	Description
1.01	Entry Into a Material Definitive Agreement
9.01	Financial Statements and Exhibits

2.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry Into a Material Definitive Agreement

Nord Resources Corporation (“Nord”) has entered into letter agreements dated for reference November 2, 2006, pursuant to which each of the following executive officers (each, an “Executive”) of Nord will be entitled to receive a cash bonus payment of Three Hundred Thousand Dollars ($300,000):

Name	Title
Ron A. Hirsch	Chairman
Erland A. Anderson	President and Chief Executive Officer
John T. Perry	Senior Vice President, Secretary, Treasurer and Chief Financial Officer

In light of Nord’s current cash situation, each bonus has been awarded on terms whereby it will be accrued and will be payable when Nord has sufficient funds to make the payment, as shall be determined in the sole discretion of Nord’s Board of Directors. Each Executive has agreed to indemnify, defend and save harmless Nord, any successor corporation to Nord, and their respective officers and directors, against liability for any payroll, income or other taxes that Nord might otherwise be required to withhold, remit or pay in respect of such bonus payments in excess of the taxes that Nord withholds based on its good faith judgment of the amount that is required to be withheld and excluding taxes that are Nord’s responsibility to pay without withholding (i.e., the employer’s portion of employment taxes).

The bonuses were authorized by the Board of Directors at a directors’ meeting held on October 16, 2006 in recognition of the key role and significant efforts made by each Executive in return for little or no cash remuneration over the course of the past year to:

  bring the Nord back into compliance with its reporting obligations under the Securities Exchange Act of 1934, as amended, after a lapse in reporting of approximately six years;

  address and settle a myriad of outstanding issues with various creditors, litigants, the Arizona Department of Environmental Quality and other third parties;

  secure bridge financing for Nord, thereby preserving the assets for the benefit of Nord’s stockholders; and

  generally position Nord to seek additional financing or as an attractive takeover target.

3.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit
10.1	Letter Agreement respecting a performance bonus between Nord Resources Corporation and Ron A. Hirsch dated November 2, 2006*
10.2	Letter Agreement respecting a performance bonus between Nord Resources Corporation and Erland A. Anderson dated November 2, 2006*
10.3	Letter Agreement respecting a performance bonus between Nord Resources Corporation and John T. Perry dated November 2, 2006*

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORD RESOURCES CORPORATION

By:
DATE: November 7, 2006		/s/ John T. Perry
John T. Perry
Chief Financial Officer

4.